                                                                    Exhibit 10.4


         The following Executive Officers are parties to an Employment Agreement in the form of Exhibit 10.3, which Employment Agreements differ with respect to the terms indicated:


       EXECUTIVE OFFICER                   SALARY             EXCESS TIME CHARGE
       -----------------                   ------             ------------------

Kenneth F. Yontz                           $190,000                   $400
R. Jeffrey Harris                          $150,000                   $300
Dennis Brown                               $150,000                   $300